Exhibit 99.1

Hall of Fame Resort & Entertainment Company Updated Investor Presentation – Summer 2020

This investor presentation is for informational purposes only and is subject to change . The information contained herein does not purport to be all - inclusive . The data contained herein is derived from various internal and external sources . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein . Gordon Pointe Acquisition Corp . ("GPAQ") and HOF Village, LLC (“HOFV” or the “Company”) assume no obligation to update the information in this presentation . This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person . This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the materials filed with the Securities and Exchange Commission (“SEC”) regarding a pending merger among the parties, including, but not limited to Amendment No . 3 to Definitive Proxy Statement filed by GPAQ on May 26 , 2020 , and Post - Effective Amendment No . 3 to Registration Statement on Form S - 4 filed by Holdings on May 26 , 2020 . This material is not intended to provide the sole basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction . This material was not prepared to comply with the disclosure standards set forth under state and federal securities laws . Forward - Looking Statements Certain statements made herein are "forward - looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Such forward - looking statements include timing of the pending merger ; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, if at all, and GPAQ's and HOFV's estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business . These forward - looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties . As a result, caution must be exercised in relying on such forward - looking statements . Due to known and unknown risks, our actual results may differ materially from our expectations or projections . The following factors, among others, could cause actual results to differ materially from those described in these forward - looking statements : the impact of COVID - 19 on GPAQ and HOFV, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the pending transaction contemplated thereby ; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement ; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein ; the ability of GPAQ and/or GPAQ Acquisition Holdings, Inc . (“Holdings”) to meet NASDAQ listing standards following the merger and in connection with the consummation thereof ; the ability of GPAQ to realize funding of at least $ 40 million upon the closing of the merger through a combination of cash retained in the GPAQ trust account and/or proceeds realized in a private financing transaction, subject to the risk, relative to the trust account, that stockholders will be able to seek redemption of all of their shares in connection with the merger, and subject to the further risk, relative to the financing, that no material proceeds will be realized as GPAQ has yet to offer or receive any binding commitments for any such investment ; the failure of HOFV to timely secure all regulatory and other required land use, zoning and other required approvals in connection with the development of the project ; the inability of HOFV to obtain the financing arrangements necessary to complete the development of the project ; the failure to achieve the assumptions underlying certain of the financial projections included herein including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates ; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein ; costs related to the pending merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger ; changes in applicable laws or regulations ; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees ; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors ; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAQ and Holdings . Disclaimer Hall of Fame Resort & Entertainment Company | 2

Use of non - GAAP Financial Measures This presentation includes non - GAAP financial measures of the combined company including forward - looking projections of EBITDA and adjusted EBITDA and annualized run - rate EBITDA . In this presentation, “EBITDA” means net income (loss) before interest expense, income taxes and depreciation and amortization . “Adjusted EBITDA” means EBITDA adjusted for items that are not part of regular operating activities, including acquisition related expenses, profit interest expense and founder’s fee (both of which will cease following closing of the merger) and other non - cash items such as non - cash - unit based compensation, losses on disposal of property, losses from discontinued operations and individually significant disposals and expenses related to tax changes . Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP . “Annualized run - rate EBITDA” means "EBITDA" projected over an annualized period . We have presented forward - looking projections of EBITDA and adjusted EBITDA and annualized run - rate EBITDA in this presentation because we consider them key measures used by the combined company’s management to understand and evaluate HOFV’s operating performance and trends, to prepare and approve the combined company’s annual budget and to develop short - term and long - term operational plans, and believe that those measures are frequently used by analysts, investors and other interested parties in the evaluation of companies . Other companies may calculate EBITDA, adjusted EBITDA and annualized run - rate EBITDA differently than we do . HOFV and GPAQ are unable to reconcile the forward - looking projections of EBITDA and adjusted EBITDA and annualized run - rate EBITDA to their nearest GAAP measures because the nearest GAAP financial measures are not accessible on a forward - looking basis . Additional Information about the Transaction and Where to Find It In connection with the proposed business combination between GPAQ and HOFV, GPAQ has filed with the SEC Amendment No . 3 to Definitive Proxy Statement on May 26 , 2020 (the “Merger Proxy Statement”), and Holdings has filed with the SEC Post - Effective Amendment No . 3 to Registration Statement on Form S - 4 on May 26 , 2020 (the “Registration Statement”) . Investors and security holders are advised to read the Registration Statement and the Merger Proxy Statement, and amendments thereto, when available, which contain important information about the proposed extension and the proposed business combination and the parties to it . The Merger Proxy Statement will be mailed to stockholders of the Company as of a record date to be established for voting on the proposed business combination . Stockholders will also be able to obtain copies of the Registration Statement and Merger Proxy Statement, without charge, at the SEC’s website at www . sec . gov or by directing a request to : Gordon Pointe Acquisition Corp . , 780 Fifth Avenue South, Naples, FL 34102 . Participants in the Solicitation GPAQ, Holdings, HOFV, HOF Village Newco, LLC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ stockholders in connection with the proposed business combination . Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ's directors in its Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 , which was filed with the SEC on March 10 , 2020 . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GPAQ's stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available . Information concerning the interests of GPAQ's and HOF Village Newco, LLC's participants in the solicitation, which may, in some cases, be different than those of GPAQ's and HOF Village Newco, LLC’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available . No Offer or Solicitation This material is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Disclaimer (continued) Hall of Fame Resort & Entertainment Company | 3

Transaction Overview 1. Assumes combined company generally achieves assumptions regarding, among others, the ability to: (i) timely obtain financing sufficient to undertake the development of Phase II; (ii) secure all licensing and regulatory permits and approvals necessary to complete construction of Phase II within expectations; (iii) complete construction of Phase II timely and within expected budget; and (iv) achieve expected attendance and occupancy rates in conformity with expectations. 2. Not included in base projections. 3. Excludes $70M of TDD/TIF public financing. See appendix slide 26 for details. 4. Class F Founders Shares shall be exchanged in business combination at exchange ratio of 1 - to - 1. 1,185,741 Class F founders shares shall be cancelled, if at least 2,814,260 Class A shares do not redeem prior to close; otherwise, a lower number shall be cancelled (equal to 0.421333 multiplied by the number of non - redeeming Class A shares). 5. See slide 26 for details and assumptions. Does not include the potential dilution from the conversion, if at all, of convertible subordinated loans anticipated to be offered in conjunction with the closing of the merger. Transaction is fully supported by HOFV equity holders, and structured to support company growth Trans a c tion Overview • Gordon Pointe Acquisition Corp. (NASDAQ: GPAQ) to merge with Hall of Fame Village, LLC (“HOFV”) • Combined company to be renamed Hall of Fame Resort & Entertainment Company (the “Company”) • Combination of HOFV’s live sports, entertainment, brands and content with GPAQ’s access to public market financing to advance the growth strategy • Meaningful ownership and support from the Pro Football Hall of Fame (“PFHOF”) and the NFL • Continued, consistent support from HOFV’s stakeholders, including equity owners, debt holders, sponsors, partners and local government during delays caused by COVID - 19 Exceptional Projected Growth • Long term business plans remain unaffected by COVID - 19 • Phase II forecasted annual Revenue and Adjusted EBITDA of approximately $150 million and $50 million by 2025 pending funding, licensing, and other requirements 1 • Significant potential upside from additional growth verticals that are excluded from forecasts – Fantasy Sports, eGaming and Sports Betting 2 • Anticipate funding Phase II costs with ~$240M of construction debt including ~$30M of EME financing and public financing 3 Ownership • Current HOFV equity holders rolling 100% of equity • Approximately $147M of debt and preferred equity will convert into equity • Incentive to GPAQ Public Shareholders: GPAQ Shareholders shall receive 1.421333 shares for each Class A share that is not redeemed prior to merger (and GPAQ’s Sponsor shall cancel up to 1,185,741 Class F founders shares) 4 • Pro forma market cap equal to $332M 5 • Pro forma ownership expected immediately after closing • GPAQ founders and public shareholders: ~15% 5 • Existing Hall of Fame Village shareholders: ~85% 5 • Up to 50% of GPAQ sponsor warrants will be given to the Pro Football Hall of Fame (“PFHOF”) Players Program Management & Governance • Current CEO of HOFV, Mike Crawford, will lead the combined Company as Chief Executive Officer • Immediately post - closing, the Board of Directors will be comprised of 11 directors, 5 designated by HOFV and GPAQ, 6 to be independent, including Curtis Martin, a 2012 Pro Football Hall of Fame inductee Approvals & Timing • No minimum cash requirement to close the Transaction • Expected to close no later than July 15, 2020 Hall of Fame Resort & Entertainment Company | 4

Key Personnel of GPAQ and HOFV

James Dolan
Chairman & Chief Executive Officer,
Gordon Pointe Acquisition Corp ("GPAQ")



- Chairman and Chief Executive Officer of Voyager Holdings
- Former Senior Executive Federated Investors, Inc.
- Will serve as a Director of the combined Company

Mike Crawford
Chief Executive Officer,
Hall of Fame Village, LLC ("HOFV")



- Former senior executive at Four Seasons and Walt Disney
- Led the design, development and operation of mixed-use Disney developments in Orlando, Anaheim, Tokyo and Shanghai
- Will lead the combined Company as CEO

Hall of Fame Resort & Entertainment Company | 5

Compelling Investment Profile 1 Opportunity to Invest in Powerful Brands 2 Leveraging Powerful Brands Across an Integrated Platform 3 Delivering Loyal Consumers Unique Experiences 5 Significant Growth Profile 6 Exceptional Management with a Proven Track Record 4 Hall of Fame Resort & Entertainment Company | 6 Maximizing Media, Content & Sponsorship Opportunities

Shanghai Disney (Pudong, Shanghai) Four Seasons Resort The Nam Hai (Hoi An, Vietnam) Cirque du Soleil Theatre (Tokyo Disney Resort, Japan) Downtown Disney (Disneyland, California) Established Track Record Mike Crawford’s impressive track record leveraging powerful brands across integrated platforms and generating exceptional financial outcomes Hall of Fame Resort & Entertainment Company | 7

Leveraging the Popularity of Professional Football

The Pro Football Hall Of Fame enjoys a partnership with the NFL, one of the most valuable brands in sports and Americans' favorite sport[1]

Top Professional Sports Leagues by Revenue


League revenue estimated to be ~$15B in 2018
$13B
$9.5B
$5.3B
$4.8B
$3.7B
$2.8B
$2.2B
$1.9B
$1.5B
$1.1B
$1B
$977M
$676M
$601M
$555M
$550M
$482M
$461M
$440M
$373M
NFL
NBA
NHL
PREMIER LEAGUE
LaLiga
SERIE A
American football
Association football
Baseball
Basketball
Australian rules football
Ice hockey

Source: MarketWatch, 7/2/2016.

Global NFL Fans by Country (millions)


United States 115m
Mexico 23.3m
Brazil 19.7m
Canada 7.21m
South Korea 6.72m
Germany 6.66m
United Kingdom 5.73m
Spain 3.56m
Saudi Arabia 3.12m
Australia 2.64m
Argentina 2.06m
> 185 million NFL Fans globally and growing

Source: Statista, 2/3/2015 (based on data compiled by Global Web Index)

1. Based on Gallup Poll, 2018.

1 Opportunity to Invest in Powerful Brands
Hall of Fame Resort & Entertainment Company | 8

Leads to the Creation of a Powerful & Integrated Platform Hall of Fame Resort & Entertainment Company | 9 Leveraging the Popularity of Football and the Brand of the Pro Football Hall of Fame Formidable Brand Foundation Media & Entertainment & Sponsorships Themed, Experiential Destination Resort Themed Attractions Hospitality Sponsorships Youth Sports Program m ing Original Content Live Entert a inm e nt 2 Leveraging Powerful Brands Across an Integrated Platform Significant Revenue and Adjusted EBITDA Growth expected with completion of Phase II Powerful & Integrated Platform

Significant Market Potential

The Village is situated to address Midwest shortages of themed attractions

- Driving distance for many in the Northeast
- ~32 million people live within 5 hours driving distance of the Village
- Direct flights to and from Canton / Akron airports from major NE & SE airports



Midwest
Population: 68M
Parks: 3
Attendance: 9.9M
West
Population: 77M
Parks: 6
Attendance: 46.2M
Johnson Controls
HALL OF FAME VILLAGE
Northeast
Population: 56M
Parks: 2
Attendance: 5.5M
South
Population: 122M
Parks: 8
Attendance: 81.7M
Southern California
Orlando
Top 20 Amusement Parks
Canton, Ohio

Direct Flights From:[1]
New York City / Newark, NJ
Washington, D.C
Charlotte, NC
Philadelphia, PA
Chicago, IL
Atlanta, GA
Orlando, FL
Tampa, FL
Fort Myers, FL
Houston, TX

1. Nonstop/direct flights from major airlines to Akron-Canton Airport (CAK).

Source: AECOM / TEA Global Attractions Report, U.S. Census (2016).

3 Delivering Loyal Consumers Unique Experiences

Hall of Fame Resort & Entertainment Company | 10

Strategic Location Taps Into NFL Fandom 2018 Total Attendance per NFL Team Dallas Cowboys 1, 3 03 Miami Dolphins 1, 0 62 New York Giants 1, 1 83 Detroit Lions 1, 0 55 Green Bay Packers 1, 1 64 Baltimore Ravens 1, 0 53 Philadelphia Eagles 1, 1 50 San Francisco 49ers 1, 0 52 New Orleans Saints 1, 1 48 Chicago Bears 1, 0 50 New York Jets 1, 1 31 Cleveland Browns 1, 0 45 Atlanta Falcons 1, 1 19 Washington Redskins 1, 0 43 Seattle Seahawks 1, 1 18 Pittsburgh Steelers 1, 0 41 Houston Texans 1, 1 12 Jacksonville Jaguars 1, 0 24 Kansas City Chiefs 1, 1 07 Arizona Cardinals 1, 0 18 Carolina Panthers 1, 1 03 Tennessee Titans 1, 0 08 Los Angeles Rams 1, 1 02 Indianapolis Colts 1, 0 06 Denver Broncos 1, 0 92 Tampa Buccaneers 1, 0 00 Minnesota Vikings 1, 0 91 Oakland Raiders 955 Buffalo Bills 1, 0 73 Cincinnati Bengals 911 New England Patriots 1, 0 69 Los Angeles Chargers 804 (Figures in thousands) Teams within 8 - hour drive of location The Village is positioned to tap into high levels of football fandom • Nearly half of NFL franchises are located within an 8 - hour drive • Franchises of these 15 teams amount to $6.4B in annual revenues (1) NY Jets, NY Giants, Baltimore Ravens Radius represents 8 - hour drive from Canton Canton, Ohio 1. Source: ESPN. Hall of Fame Resort & Entertainment Company | 11 3 Delivering Loyal Consumers Unique Experiences

The Village Experience

Multi-Use, Year-Round Attraction: Phases I, II and III



6
2
5
D
B
7
C
3
1
Pro Football Hall of Fame
A
4
(Artistic Rendition)

Phase I is Complete *(2015 to 2018)*	Phase II is On-Going *(2019 to 2023)*	Phase III Has Significant Upside *(2022 to 2026)*

Phase I: $250 million of investment

1. **Tom Benson HOF Stadium**, a world-class, 23,000 seat, sports and entertainment stadium
2. **National Youth Football & Sports Complex**

HOF Media Company intends to produce exclusive content for all ages

Phase II: $300 million of investment with targeted completion in 2023

3. HOF Indoor Waterpark
4. Two Premium Hotels[1]
5. Constellation Center for Excellence (Office Building, Auditorium and Dining)
6. Center for Performance (Field House and Convention Center)
7. HOF Retail Promenade & themed attractions

Phase III: Expansion plans include addition of:

A. HOF Experience (immersive VR/AR attraction)
B. Luxury Hotel including retail space
C. Multi-Family Housing
D. Legends Landing (The first-ever assisted- and independent-living center intended for ex-NFL players, coaches and officials)

1. Second hotel development located in downtown Canton.

3 Delivering Loyal Consumers Unique Experiences

Hall of Fame Resort & Entertainment Company | 12

Phase II: Creating The Destination





Hall of Fame Waterpark

- Technology-driven, football-themed experiential attraction
- Indoor waterpark operating year-round

Hall of Fame Premium Hotel

- Upscale, football-themed hotel with ~180 rooms
- Approximately 10K sq. ft. of meeting space







Constellation Center For Excellence

- 75K sq. ft. office building
- Coaches University: Institute for the Integrity of Officiating and an Academy of Corporate Excellence

The Center For Performance

- Field House: multi-use, indoor sport & event facility
- Convention Center: 50K sq. ft. of convention space

Hall of Fame Retail Promenade

- Unique offering of restaurants and retail
- Including sports entertainment and themed, experiential offerings

3 Delivering Loyal Consumers Unique Experiences

Hall of Fame Resort & Entertainment Company | 13

PFHOF and the Phase I Assets Already Attract Nearly 1 Million Visitors Annually The National Youth Football & Sports Complex The Pro Football Hall of Fame Tom Benson Hall of Fame Stadium Hall of Fame Resort & Entertainment Company | 14 3 Delivering Loyal Consumers Unique Experiences

Stadium Programming Diversifying and Accelerating

New State-of-Art Stadium Completed and Generating Revenue with Fast Growing Annual Programming

+ PFHOF and the NFL planning the Centennial Weekend celebration in Canton and Tom Benson Stadium
+ HOFV will target continued growth of concerts and events during 2020
+ Signed 3-year deal to host BCFHOF Classic that will continue past 2020

+ **Kickoff to NFL's Centennial Celebration**
+ **Provides additional meeting space availabilities for conventions**
+ **Inaugural 2019 Black College Football Hall of Fame ("BCFHOF") Classic**
  - ♪ *CFL* performances by Imagine Dragons and LeAnn Rimes

+ **The Ohio State Football Championships**
+ **Inaugural World Youth Football Championships**
  - ♪ *CFL* performances by Pitbull and Maroon 5

NFL Hall of Fame Game and Enshrinement Weekend

***Concert for Legends ("CFL")* Aerosmith and Kid Rock**


2017
2018
2019
2020

Note: Forecasts are based on a number of assumptions and there can be no assurance that such forecasts will be achieved.

③ Delivering Loyal Consumers Unique Experiences
Hall of Fame Resort & Entertainment Company | 15

Youth Football & Sports Complex 8 State - of - the - art, multi - use fields • 5 fields today, 3 being added with Phase II • Driver of multi - day attendance – expected to draw 200K+ athletes and their families annually • Hosts football, flag football, lacrosse, soccer, and rugby matches • > 50% out - of - state attendance Opportunity to produce exclusive content from tournaments & camps • Hosted the first annual HOF National Youth Football Championships – Coverage on CBS Sports Network • According to Time Magazine, Youth Sports is a $15 billion industry Note: Projections and forecasts are based on a number of assumptions and there can be no assurance that such projections and forecasts will be achieved. Hall of Fame Resort & Entertainment Company | 16 3 Delivering Loyal Consumers Unique Experiences

A Partnership with the NFL Alumni Association • The partnership will enable the NFL Alumni to locate their NFL Alumni Academy complex and its related facilities and projects at the HOFV campus. • On - site for the NFL Alumni’s national headquarters and the NFL Academy Complex include: — Offices — Multi - use buildings — Training facilities — Practice fields — Player housing & dining facilities About The National Football League's Alumni Association ("NFL Alumni") • NFL Alumni consists of former NFL players, coaches, executives, spouses, cheerleaders, and associate members. • NFL Alumni's mission "Caring for our Own" is to serve, assist and inform its members and their families. • Like HOFV, NFL Alumni is also committed to serving the needs of youths across the country through its traditional mission of "Caring for Kids" HOFV’s Partnership with NFL Alumni "Our organization is excited to establish a permanent home with world - class facilities in the Johnson Controls Hall of Fame Village and for our NFL Alumni membership to be represented in Canton forever.“ – Beasley Reece, CEO of NFL Alumni. Note: HOFV executed a Letter of Intent on April 22, 2020 to establish the NFL Alumni Academy at the HOFV campus. Hall of Fame Resort & Entertainment Company | 17 3 Delivering Loyal Consumers Unique Experiences

Bringing Together World - Class Sponsors & Partners Founding Partner, Official Naming Rights Partner Official Energy Partner World Bowl Official Partner Sponsorship Revenues (2020E - 2026E) (USD in millions) Over $25 million in annual long - term sponsorship agreements expected by 2025 (1) Official Artificial Turf Partner Official Soft Drink, Water, and Sports Hydration Partner Official Processing and Payment Solutions Partner $6.0 $6.9 $6.7 $6.7 $0 . 2 $5.7 $16.7 $21 . 3 $6 . 2 $12 . 6 $23 . 4 $28 . 0 2 0 20 E 2 0 22 E 2 0 24 E 2 0 26 E Contracted New 1. Sponsorship projections based on benchmarks from similar industries and venues and includes extrapolations of growth as assets are developed and attendance and market share of audience are contemplated to increase. Hall of Fame Resort & Entertainment Company | 18 4 Maximizing Media, Content & Sponsorship Opportunities

Producing exclusive, football - focused programming • Since December, HOF Productions produced 22 ½ hours of national broadcasts, including: • National High School Football Signing Day • The World Bowl High School All American Game • Over the last 3 years HOFP has produced 250 hours of content in anticipation of the NFL’s 100 th season for a 10 - hour documentary called: “Football is America, America is Football” Access to the PFHOF Archives Our partnership with The Pro Football Hall of Fame provides access to the Largest Football Collection in the World 50 Million Pieces of Photo, Video, Document Archives Hall of Fame Resort & Entertainment Company | 19 4 Maximizing Media, Content & Sponsorship Opportunities

• Creating programming in four primary categories: – Feature films – Primetime television – Family shows – Kids programming • Distribution of content across channels : Direct - to - consumer products are shifting the media landscape shaping distribution across the spectrum, including national broadcast partnerships, streaming services and digital and social media – Demand for professional football content is high and growing • Building a world class media team Content is “King” Hall of Fame Resort & Entertainment Company | 20 4 Maximizing Media, Content & Sponsorship Opportunities

Targeted Financial Growth - Phase I & II

(USD in millions)

Phase I
Alliance partnerships, stadium entertainment, youth sports and infrastructure

Phase II
Activation of significant assets – Waterpark, Hotels, Convention Center and Retail
Further monetizing Stadium, Youth Sports, Media and Alliance Partnerships

Phase III and Beyond

Total Revenue[1]



$13
$48
$79
$116
$137[2]
$147[2]
$154[2]
2020E
2021E
2022E
2023E
2024E
2025E
2026E

Adjusted EBITDA[1,2]



($10)
$1
$14
$28
$42[3]
$47[3]
$50[3]
2020E
2021E
2022E
2023E
2024E
2025E
2026E

Phase III and further expansion plans to enable further growth within the approved 600-acre Tourism Development District. Phase III may include virtual reality, additional corporate attractions and a third hotel

Source: Preliminary Management Run–Rate financial estimates as of April 2019; subject to change. Actual results may differ materially from forecasts.

1. Assumes combined company generally achieves assumptions regarding, among others, the ability to: (i) timely obtain financing sufficient to undertake the development of Phase II; (ii) secure all licensing and regulatory permits and approvals necessary to complete construction of Phase II within expectations; (iii) complete construction of Phase II timely and within expected budget; and (iv) achieve attendance and occupancy rates in conformity with expectations.
2. Current Phase I and II financial projections do not include the potential areas of growth defined in Phase III.
3. Excludes certain extraordinary non-recurring expenses. Adjusted EBITDA is a non-GAAP metric and is unlikely to be comparable to similar metrics presented by other companies. It should not be treated as a substitute for comparable GAAP financial metrics. Non-GAAP metrics have inherent limitations.

5 Significant Growth Profile
Hall of Fame Resort & Entertainment Company | 21

Diversified Future Revenue Streams

By 2025, the Company expects to have ~$150M of annual revenue across nine streams including sports, attractions, media, hotels and retail

2025E Revenue Breakdown



Center for Excellence 2%
HOF Promenade Retail Center 1%
Other 5%
National Youth Football & Sports Complex 5%
Fieldhouse / Convention Center 3%
Waterpark 25%
HOF Premium Hotels 16%
Tom Benson Hall of Fame Stadium 17%
HOF Media 9%
Sponsorships 17%

Phase II Revenue Drivers

Asset Development:

- Waterpark creates destination attraction in the underserved Midwest region
- Village premium luxury hotel with significant meeting space
- Retail promenade with 12 unique retail/restaurant offerings

Event Programming:

- Continue to build out concert / live entertainment business and attract further sporting events
- Continued growth in youth sports participation expected
- Acquired rights to multiple youth sports programming opportunities

Alliance Sponsorships:

- ~$25M in long-term sponsorship agreements expected by 2025, including 8 best-in-class partners already signed to date
- Pipeline to potential future sponsors in diverse categories including autos, airlines, apparel, gaming and F&B

Media Development:

- Developing original programming for feature length films, shows, etc.
- 50 million pieces of intellectual property exclusively accessible in the archive as content development sources
- Ongoing discussions with studios and platforms

Assumes combined company generally achieves assumptions regarding, among others, the ability to: (i) timely obtain financing sufficient to undertake the development of Phase II; (ii) secure all licensing and regulatory permits and approvals necessary to complete construction of Phase II within expectations; (iii) complete construction of Phase II timely and within expected budget; and (iv) achieve expected attendance and occupancy rates in conformity with expectations.

5 Significant Growth Profile
Hall of Fame Resort & Entertainment Company | 22

Select Milestones for 2020 and Phase II Revenue Drivers

The Village has hit significant milestones and has a defined path to accomplish the next level of growth in Phase II

Strategic Hires	✓ **CFO Jason Krom**: Assist in refining and implementing overall strategic plan, strategic cost and capital raising initiatives (completed Sept. 2019) ✓ **CCO Ed Kiernan**: Drive and deliver on Event Programming and Alliance Sponsorship objectives (completed Sept. 2019)
Asset Development	✓ Offsite Premium Hotel: Acquired in November 2019; Acquired in November 2019; construction underway and expected to be operational before September 2020 Centennial Celebration ✓ Center for Excellence financing secured with EME funding from Constellation Energy ✓ Expect completion of design planning for Phase II and all diligence material required for construction loan and the execution of a GMP contract in Q2 2020 ✓ Expect construction to begin on Phase II in or before October
Event Programming	✓ Complete team hires and consolidation of Youth Sports assets by mid 2020 ✓ Planning for two new concert events in 2020 as part of the strategic plan for the Stadium, in addition to on-going meeting/business event production through 2020 ✓ Stadium will play an integral role in hosting the NFL's Centennial Celebration in 2020, which is expected to be a series of events over a multiple day period in partnership with the NFL
Alliance Sponsorships	✓ Completing additional team hires to help achieve revenue goals ✓ Several multi-million-dollar partnerships already in pipeline across wide range of categories including beverages, telecom and autos ✓ Projected $6.2 million of sponsorship revenue in 2020 while focusing on the pipeline for future growth
Media Development	✓ Leadership hire and expected production partnership in 2020 ✓ Advanced discussions with Media leaders, creative, development and distribution partners have occurred ✓ Projected $3.5 million of Media revenue in 2021

Assumes combined company generally achieves assumptions regarding, among others, the ability to: (i) timely obtain financing sufficient to undertake the development of Phase II; (ii) secure all licensing and regulatory permits and approvals necessary to complete construction of Phase II within expectations; (iii) complete construction of Phase II timely and within expected budget; and (iv) achieve expected attendance and occupancy rates in conformity with expectations.

Hall of Fame Resort & Entertainment Company | 23

Potential Growth Verticals 1 Hall of Fame Resort & Entertainment Company | 24 eGaming • In 2019, revenues for eSports expected to grow +26.7% versus last year • Global markets estimated to reach $1.8 billion in revenue by 2022 3 1. Does not imply that the combined company can develop and achieve growth within these business verticals, if at all, in a manner consistent with market growth historically experienced, or expected to be experienced, in these potential growth verticals. 2. Orbis Research. “Global Fantasy Sports Industry 2014 Market Research Report.” QY Research, 13 Apr. 2019. 3. Newzoo. Global ESports Market Report 2019, Fifth Edition., Newzoo, 2019. 4. Gregory, Sean. “Kids' Sports Leagues Have Turned Into a $15 Billion Industry.” Time, 4 Sept. 2017. 5. Ramsey, Eric. “The First $10 Billion In Expanded US Sports Betting Revenue Goes To ...” Legal Sports Report, 19 Sept. 2019. 6. Ramsey, Eric. “NFL Football Is Here And This Is Where Sports Betting Is Legal.” Legal Sports Report, 5 Sept. 2019. 7. “Ohio Sports Betting News 2019: Legal Sports Betting In Ohio.” The Lines. Fans gather to watch an e - sports tournament live Fantasy Sports • In 2018, global market for Fantasy Sports was $13.9 billion • Global markets expected to reach $33.2 billion by the end of 2025, a CAGR of 13.2% through 2025 2 Expanded Youth Sports Programing • Youth Sports is a $15 billion industry 4 • Expand sports programing played on and off - site in tournaments in football and beyond, including basketball, volleyball and cheerleading • Opportunity to produce exclusive content from tournaments • Youth mentorship and coaching programs Destination - Based Entertainment Assets • State of the art virtual reality themed attractions • Live entertainment, restaurants, shopping and nightlife • National bar and restaurant franchising opportunities Sports Betting • Since the US Supreme Court permitted states to legalize sports betting in May 2018, Americans have legally wagered more than $10 billion on sports 5 • Sportsbooks operate legally in 13 US states, up from just 5 one year ago 6 • In early 2019, HB194 was introduced in Ohio legislature which would legalize sports wagering 7

Appe n dix

Illustrative Transaction Framework Pro Forma Capitalization and Ownership at Transaction Close (M) 1. Assumes $20M of cash is retained in trust. In addition, Newco Public Equity reflects the conversion of $13.3M in Founders Class convertible notes into common equity. 2. For the purpose of this illustration $20M of new convertible debt financing is assumed. As of the date hereof, we have made no formal offers, nor received any binding commitments to secure private financing. In addition, Private Convertible Debenture includes the reclassification of $4.1M of Founders Class convertible notes, $9M of Related Party Subordinated Loans and $.5M of GPAQ Sponsor Loans. 3. Includes shares issued to holders of HOFV units, preferred equity, secured debt, ACC funded debt, New ACC funded debt, GPAQ Founder Shares transferred to HOFV stakeholders as well as shares issued in exchange for transaction fees and expenses as 07/15/2020. 4. Reflects the cancellation of 779,612 GPAQ Class F Founder Shares (out of a cap of up to 1,185,741 shares) and the transfer of 820,388 shares to HOFV. 5. Includes equity attributable to HOFV, Founders Class convertible notes, GPAQ Sponsor Founders Shares and equity issued for Sponsor Loans totaling $5.1M. 6. It is a condition to GPAQ’s obligation to close that we enter into an amendment to the GACP Term Loan on terms reasonably acceptable to GPAQ. For illustrative purposes, it is assumed that all parties agree to repay $15.5M of the $50M GACP Term Loan expected to be outstanding at close. The GACP Term Loan matures on October 31, 2020. 7. Reflects the reclassification of $4.1M of Founder Class convertible notes, $9M of Related Party Subordinated Loans, and $.5M of GPAQ Sponsor Loans into the Private Convertible Debenture. 8. Assumes ~2.8M shares outstanding and an estimated Trust Value per Share equal to $10.81 with ~36% of shares redeeming at closing in July 2020. 9. Includes $34.5M of Senior Debt, $11.8M of Related Party Subordinated Loans, $33.6M of Private Convertible Debentures, and Other Debt of $3.1M in loans for land due to an Affiliate, $5.9M in loans associated with the renovation of the McKinley Grand Hotel, $9.9M in Constellation EME financing, $2.6M in loans from the City of Canton, $9.8M in TIF financing, $4.9M in a non - recourse securitization of sponsorship revenue, and $.4M associated with a Paycheck Loan program, less Cash and Cash Equivalents of $18.1M of cash and an estimated amount of $9M in Restricted Cash. 10. Includes NewCo Public Equity, HOFV Equity Consideration and GPAQ Founders Equity 11. Reflects an increased 1.421333 exchange ratio for each non - redeeming GPAQ common share and corresponding cancellation of 779,612 GPAQ Class F Founder Shares following the business combination. Does not include potential dilution from private convertible subordinated notes or warrants. 12. Includes ~$208.8M in construction loan financing and ~$29.7M in EME funding provided by Constellation Energy. This loan would be secured by Phase I and Phase II assets. 13. Average Net Debt includes the average balance of the construction loan, McKinley Grand financing, TDD/TIF public financing, EME funding and Related Party subordinated loan during the Phase II construction period. Pro Forma Ownership S h a re s % Current HOFV Stakeholders Public Equity Holders (11) 26.1 84.8% 2 .6 8 . 6 % Merger Transaction (M) Sources Uses Pro Forma Market Cap & Enterprise Value NewCo Public Equity (1) $33 .3 Total Equity Consideration (5) $280.9 Trust Value per Share (8) $10 . 8 1 Private Convertible Debenture (2) 33 .6 Repayment of GACP Term Loan (6) 15.5 Pro Forma Shares Outstanding 30 .7 HOFV Equity Consideration (3) 247 .2 Reclassification of Notes (7) 13.6 Equity Value / Market Cap $332 .0 GPAQ Founders Equity (4) 20 .4 Transaction Fees and Expenses 6 .4 Cash to Balance Sheet 18.1 Net Debt (9) 89 .4 Total Sources $334 . 5 Total Uses $334.5 Pro Forma Enterprise Value $421 . 4 Trust Value per Share (8) Pro Forma Shares Outstanding Equity Value / Market Cap $10 . 8 1 30 .7 $332 .0 Private Convertible Debenture 33.6 Other Debt (9) 36.6 GPAQ Founders Eq. & Sponsor Loan 2 .0 6 . 6 % Equity (10) 300.9 Total 30 . 7 100 . 0 % Hall of Fame Resort & Entertainment Company | 26 Phase II (M) Illustrative Phase II Sources of Funds Illustrative Phase II Uses of Funds Pro Forma Market Cap & Enterprise Value New Phase II Construction Financing (12) Additional EB - 5 & Other Equity Financing TDD/TIF Public Financing (Net of Reserves) McKinley Grand Hotel Financing $238 .5 54 .7 70 .0 22 .0 Est. Remaining Phase II Construction Costs Illustrative Phase II Financing Costs McKinley Grand Renovation Repayment of GACP Term Loan $303 .0 28 .3 22 .0 34 .5 Balance Sheet Cash at Close of GPAQ Merger 27 .1 Cash Reserved For Working Capital 24 .5 Avg. Net Debt (13) 161 .5 Total Sources $412 . 3 Total Uses $412 . 3 Pro Forma Enterprise Value $493 . 5 Pro Forma Capitalization at Transaction Close 27 .1 Cash and Cash Equivalents (9) GACP Term Loan Related Party Subordinated Loan 34 .5 11 .8

Public Financing Opportunity – City & State Note: Projected public financing opportunity preliminary estimate as of January 2019; subject to change. Actual results may differ materially from projections. With projected net financing available of over $160M over the course of the project, public financing opportunities represent a significant component of the overall Capital Plan. There are three main components of the public financing opportunity: TDD Bonds, TIF Bonds and Production Tax Credits Tourism Development District (TDD) Bond Financing • Ohio Revised Code 715.014 allows for the creation of a “tourism development district” (TDD) at the HOFV site – currently at 100 acres and approved to expand to 600 acres • The Hall of Fame Resort & Entertainment Company is allowed, within the TDD, the ability to “self - assess” taxes across all business activity within the established TDD boundaries for the following taxes: – Admissions and Parking tax – Gross Receipts tax – Hotel tax – Lease tax • We intend to monetize these TDD revenue streams using a 30 - year term, at an interest rate of ~6.5% • In Phase I, the Company is already receiving TDD tax revenue for admissions, parking and gross receipts taxes Tax Increment Financing (TIF) • Ohio Revised Code 5709.40 allows real property taxes generated from newly constructed property to be used to fund public infrastructure • The City of Canton has allowed 75% of the TIF revenues to be pledged to a bond issue • We intend to monetize these TIF revenue streams from newly constructed private assets, using a 30 year term, at interest rates ranging between 5.5% and 6.50% Production Tax Credits • We have submitted an application to the State of Ohio for production tax credits in support of the local production and post production services to create The Hall of Fame Experience Hall of Fame Resort & Entertainment Company | 27

Qualified Opportunity Zone Investment Opportunity Existing and planned developments in Canton, Ohio are located in a “qualified opportunity zone” (as defined in the 2017 Tax Cuts and Jobs Act ), which may provide certain investors significant benefits Created as part of the Tax Cuts and Jobs Act of 2017, the Qualified Opportunity Fund (“QOF”) Program is designed to encourage investment in low - income communities by offering tax incentives to investors who invest realized capital gains in QOFs Tax Component Details Tax Benefit Tax Deferral of Original Capital Gain  An investor who reinvests realized capital gains into a QOF generally within 180 days 1 may defer tax on such gains until the earliest of: — Sale of the QOF investment, — The occurrence of an “inclusion event”, or — December 31, 2026  Deferral of capital gains  More immediate capital to start compounding Stepped - Up Basis on Original Capital Gain  If the investor holds the QOF for: — At least 5 years by December 31, 2026: receives basis step - up equal to 10% of deferred gain — At least 7 years by December 31, 2026: receives an additional basis step - up equal to 5% of deferred gain, resulting in a 15% total basis step - up  Tax reduction of deferred gain Stepped - Up Basis of QOF  If the investor holds the QOF for at least 10 years: — Receives step - up in basis to the fair market value of the QOF investment immediately prior to sale  No capital gains taxed upon sale of QOF Begin to Defer Taxes on Original Capital Gain: Invest recently realized capital gains into a QOF Stepped - up Basis on Original Gain: Investor receives a step - up in basis equal to 10% of the original investment Year 5: 2024 Stepped - up Basis on Original Gain: Investor receives an additional 5% step - up in basis, for an aggregate step - up equal to 15% of the original investment Year 7: 2026 Stepped - up Basis of QOF: Potential to eliminate all capital gains tax from the sale of the QOF Year 10: 2029 Year 0: 2019 Tax Deferral on Original Gain Ends: Taxes are due at the earliest of the sale date, an inclusion event, or 12/31/2026 1 Source : Tax Cuts and Jobs Act of 2017 . Investors who invest capital gains recognized from pass through entities including limited partnerships may, in certain circumstances, choose to begin their 180 - day period on either the last day of the entity's year (when the owner would be required to recognize the gain) or when the entity itself would begin the 180 - day period (generally the date the entity sold the capital gains property) . Special rules apply to certain types of capital gain, including capital gain realized on certain sales of real property . The Tax Cuts and Jobs Act of 2017 provides that the 180 - day period begins on the date of “sale,” while the proposed regulations issued by the IRS refer to the date on which the gain is “recognized . ” Hall of Fame Resort & Entertainment Company | 28

Mr . Lichter has served as the President and Chairman of the Board of Industrial Realty Group, LLC since 1999 . IRG, along with its affiliated companies, has acquired and developed over 100 industrial and commercial properties throughout the country, representing virtually every area of real estate, such as office buildings, industrial and warehouse buildings, shopping centers, business parks, hotels, mini - storage facilities, marinas, apartments, mobile home parks and mixed - use developments, with a primary emphasis on industrial and commercial properties . Mr . Lichter began his real estate career with the General Services Administration (GSA) of the US Government where he focused on solving challenges facing governmental - owned real estate . Mr . Lichter subsequently performed loan workouts, completed unfinished construction projects and leased and sold foreclosed projects for Midland Bank and New York Life Insurance Company . Mr . Lichter has over 40 years of experience as a leader in the adaptive reuse of commercial and industrial real estate . Mr . Lichter holds a B . S . degree from Hunter College, a part of the City University of New York . He completed all course work for an MBA from Pace University with a major in finance . Mr . Lichter also attended New York University School of Law . Stu Lichter Since 2001 Mr. Roth has served as President and CEO of Aultman Health Foundation, a not - for - profit health care organization serving Stark and surrounding counties in Ohio. For more than 40 years, Mr. Roth has been part of a team dedicated to providing the Stark County, Ohio area with excellence and affordability in health care. He began his career with Aultman in 1981 and served in several executive leadership positions. Mr. Roth is responsible for more than 7,500 employees and all corporate entities within Aultman Health Foundation. Mr. Roth is a graduate of Canton Central Catholic and the University of Akron, and is an active member of the community and a board member of the following agencies and organizations: Akron Regional Hospital Association, Ohio Business Roundtable, Pro Football Hall of Fame and Stark County Catholic Schools. Mr. Roth currently serves as Chairman of the Board of Ohio Hospital Association. He has also taken a leadership role in the community and has chaired many organizations and events over the years including: United Way Campaign, Canton Regional Chamber of Commerce, Stark Development Board, The Akron Canton Regional Food Bank Harvest for Hunger Campaign, The Wilderness Center Earthly Delights Dinner, Central Catholic High School Capital Campaign and Walsh University. Edward Roth Board of Directors Hall of Fame Resort & Entertainment Company | 29

Ms . Schaefer has served as President of Two Bit Circus, Inc . , a startup concept focusing on social interactions using the latest in technology and gaming, since 2017 . Two Bit Circus’s first “micro amusement park” location opened in Los Angeles in 2018 . It features unique arcade and midway games, an interactive theatre, storyrooms and virtual reality concepts . The company is currently in discussions for locations across the US for a rollout starting in 2020 . Prior to Two Bit Circus, Ms . Schaefer worked with Great Wolf Resorts, Inc . , which is the largest owner, operator and developer in North America of drive - to family resorts featuring indoor waterparks and other family - oriented entertainment activities, for more than 18 years, including as their Chief Operating Officer/Chief Brand Officer from 2005 to 2015 and as their Chief Executive Officer from 2009 to September 2015 . She was part of the team that took the company public in 2005 . As public company CEO, her primary responsibility was overseeing the daily aspects of the strategy of the brand, development and operations as well as investor and analyst presentations and communication . Ms . Schaefer was an independent board member for public company, EdR, an owner operator and developer of collegiate housing, and of her former employer, Great Wolf Resorts, which is currently owned by Centerbridge Capital Partners . Ms . Schaefer is a graduate of Edgewood College in Madison, where she holds a Bachelor of Science degree in accounting and where she previously served on the school’s Board of Trustees . Kimberly Schaefer Mr . Klein has served as Chairman, Chief Executive Officer and a Director of Churchill Capital Corp II since May 2019 . Mr . Klein currently serves as Chairman of the Board of Directors of Churchill Capital Corp, a blank check company whose sponsor is an affiliate of M . Klein and Company, LLC, and as a Director for Credit Suisse Group AG and Credit Suisse AG . Mr . Klein is the founder and managing partner of M . Klein and Company, a global strategic advisory firm, which he founded in 2012 . Mr . Klein was the co - founder and Chairman of Churchill Capital Corp, a blank check company formed as a Delaware corporation in 2018 . Churchill Capital Corp merged with Clarivate Analytics in 2019 , where Mr . Klein remains Chairman of the company . Mr . Klein is a strategic advisor to global companies, boards of directors, senior executives, governments and institutional investors . Mr . Klein’s background in strategic advisory work was built during his 30 - year career, including more than two decades at Citi and its predecessors, during which he initiated and executed strategic advisory transactions . He began his career as an investment banker in the M&A Advisory Group at Salomon Smith Barney and subsequently became Chairman and Co - Chief Executive Officer of Citi Markets and Banking, with responsibilities for global corporate and investment banking and Global Transaction Services across Citi . Mr . Klein is a graduate of The Wharton School of the University of Pennsylvania, where he earned his B . S . in Economics with concentrations in finance and accounting . Michael Klein Board of Directors Hall of Fame Resort & Entertainment Company | 30

Mr . Buzzelli is a Certified Public Accountant and spent 40 years of his career with Deloitte & Touche, where he served management and Boards of Directors as the Audit Partner and Advisory Partner for a wide range of public and private companies with U . S . and global operations from 1980 to 2011 , as Audit Partner in Charge of its Pittsburgh office from 1989 to 1995 , as Regional Managing Partner of its Central Atlantic Region from 1995 to 2001 , as National Managing Partner of U . S . Regions and Marketing and Business Development and Community Relations from 2003 to 2007 and as Vice Chairman, Regional Managing Partner of the Pacific Southwest Region and Office Managing Partner of its Los Angeles office from 2003 to 2011 . Mr . Buzzelli served as a Member of the U . S . Board of Directors of Deloitte & Touche from 2001 to 2004 and as Chairman of its Succession Committee from 2010 to 2011 . He is a past Chairman of the Southern California Leadership Network from 2003 to 2009 . Mr . Buzzelli received a Bachelor of Science degree in Accounting from The Pennsylvania State University, and also completed the Executive Program in Organizational Change from Stanford University and the Executive Program for Leading Professional Services Firms from Harvard Business School . Anthony Buzzelli Ms . Owen is Founder and President of MMO Capital LLC since 2017 . In addition, she has served as a Life Trustee with the Ralph C . Wilson, Jr . Foundation since 2015 . She invests, advises and consults a variety of enterprises including Los Angeles – based start - up Rival Inc . , Ascend FS, a fundraising solutions company predominately serving pro sports teams and leagues, and The Accessory Junkie, a new and transformative fashion brand . She is also an investor and advisory board member to Chicago based KB Partners, a venture capital firm focused on investments at the intersection of sports and technology . In addition, Ms . Owen provides strategic consulting services for family businesses, closely held companies, and sports franchises around executive strategy, succession planning and philanthropy . Ms . Owen previously worked for her uncle, Ralph C . Wilson Jr . , and his management company, Ralph C . Wilson, Jr . Enterprises . She was a key member of his executive leadership team and played a strategic and operational role with all of his business and philanthropic interests, including the Buffalo Bills . With the Bills, Ms . Owen began as an intern in 1997 and worked in a variety of roles eventually becoming the Executive Vice President for Strategic Planning from 2010 - 2014 . In addition to her team - level responsibilities, she was charged with representing Mr . Wilson at the league ownership level from 2003 - 2014 , where she was appointed to and served on the Super Bowl Advisory Committee and the International Committee, and served on the board of the NFL Foundation . When Mr . Wilson passed in 2014 , Ms . Owen served as a Trustee of his estate, where she and three others were responsible for the team’s sale to the Pegula family, and ultimately funding and starting a $ 1 . 2 billion foundation, the Ralph C . Wilson, Jr . Foundation, with a portion of the estate proceeds . Ms . Owen is a graduate of the McIntire School of Commerce at the University of Virginia, and is a Mc Intire Trustee Leader, an active Trustee for the Jefferson Trust and longstanding Regional Selection Chair for the Jefferson Scholars Foundation . In addition, she holds a M . B . A . from Walsh College and is a long standing member of the National Advisory Board for the Pro Football Hall of Fame . Mary Owen Board of Directors Hall of Fame Resort & Entertainment Company | 31

Mr . Martin began his NFL career with the New England Patriots, earning the honor of Rookie of the Year in 1995 . He then joined the New York Jets in 1998 where he played for 8 years and was a 5 time pro bowler . He finished his career as the 4 th leading rusher of all - time and in 2012 was inducted into the Pro Football Hall of Fame . Driven to give his best while helping others, he founded the Curtis Martin Job Foundation, which is a non - profit organization that continuously provides financial support to single mothers, children charities, individuals with disabilities, low income housing providers and financial support to Surgicorps International . In addition, Mr . Martin is the foundation’s sole financial supporter and is committed to funding the foundation’s endeavors . In May 2019 , Mr . Martin received an honorary Doctor of Humane Letters degree, accredited for his work and support of the Icahn School of Medicine at Mount Sinai’s efforts to develop a safe, non - addictive, non - opioid pain medication, in addition to the philanthropic work that he is committed to through his foundation . Curtis Martin Mr . Holz is a 22 - year veteran of The Walt Disney Company with senior - level expertise in operations, strategic planning, product and customer experience development, international business, and large - scale expansions . As president of Disney Cruise Line and New Vacation Operations, he was responsible for driving the growth of Disney’s vacation portfolio beyond theme parks . In his most recent role, Mr . Holz was responsible for Disney Cruise Line ; Disney Vacation Club ; Adventures by Disney ; Aulani, a Disney Resort & Spa, in Hawaii ; and Golden Oak at the Walt Disney World Resort . He guided the massive expansion of Disney Cruise Line in 2011 and 2012 and championed its further expansion by committing to three new ships, the first arriving in 2021 . Mr . Holz also led the strategic re - orientation of the Disney Institute, a professional development and training business serving the needs of many major companies . Additionally, he assumed responsibility for Disneyland Resort Paris in 2014 (after previously serving as President and CEO of Disneyland Resort Paris from 2004 to 2008 ), guiding the resort through a challenging security environment, developed and implemented strategic expansion plans and ultimately took this French, publicly held resort, private in late 2017 . Since “retiring” in 2018 , he has worked with McKinsey & Company, the Saudi Public Investment Fund and others in providing advisory and consulting services . Mr . Holz earned his bachelor’s degree in business administration from the State University of New York at Fredonia in 1973 . He is a member of the Fredonia Foundation Board and an active supporter of the “Keeper of the Dream Scholarship” benefiting disadvantaged and minority student athletes . Karl Holz Board of Directors Hall of Fame Resort & Entertainment Company | 32

Mr . Dennis is a Certified Public Accountant and spent 36 years of his career at KPMG LLP, where he served as a Partner from 1993 until his retirement in December 2015 . During his time at KPMG, Mr . Dennis served in its advisory practice and served as the Advisory Sector Leader for its State and Local Government Advisory Practice . In addition, from 1979 to 2002 , Mr . Dennis was a member of the Audit Practice at KPMG and audited publicly traded companies, privately owned companies and public sector clients (governments and not for profits) . He is a Past Member of Council for the American Institute of CPAs and a current member of the

National Association of State Boards of Accountancy . Mr . Dennis previously served as acting Chief Financial Officer of the U . S . House of Representatives and as President for the Florida Institute of CPAs . He was appointed by Florida Governor Rick Scott to the Florida Board of Accountancy, where he served as Chair until December 31 , 2018 . Mr . Dennis received a Bachelor of Science degree in Accounting from Indiana University — Kelley School of Business . David Dennis Board of Directors Hall of Fame Resort & Entertainment Company | 33